                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                              ____________________



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)      October 13, 1996
                                                  ------------------------



                         THRIFTY PAYLESS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                            33-73592-01                              95-4388795
------------------------------------------------    --------------------------         ---------------------------------------
(State or other jurisdiction of incorporation)        (Commission File No.)              (I.R.S. Employer Identification No.)



                          9275 Southwest Peyton Lane
                          Wilsonville, Oregon  97070
--------------------------------------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:    (503) 682-4100
                                                       --------------

ITEM 5.  OTHER EVENTS.
         ------------

    On October 13, 1996, Thrifty PayLess Holdings, Inc., a Delaware corporation ("Thrifty PayLess"), and Rite Aid Corporation, a Delaware corporation ("Rite Aid"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Thrifty PayLess will be merged with and into Rite Aid, with Rite Aid surviving the merger and Thrifty PayLess's separate corporate existence ceasing (the "Merger"). At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of Class A Common Stock, par value $.01 per share ("Class A Stock"), and Class B Common Stock, par value $.01 per share ("Class B Stock" and collectively with the Class A Stock, the "Thrifty PayLess Common Stock"), of Thrifty PayLess (other than treasury shares, shares held by Rite Aid or any wholly owned subsidiary of Rite Aid or Thrifty PayLess, and shares of Class A Stock as to which statutory appraisal rights have been properly exercised and perfected) will be converted into the right to receive 0.65 shares of the common stock, par value $.01 per share ("RA Common Stock"), of Rite Aid. In addition, pursuant to the Merger Agreement, as of the Effective Time of the Merger, each outstanding option or warrant to purchase shares of TP Common Stock will be converted into the right to receive an amount of cash equal to 65% of the closing price of Rite Aid Common Stock as of the date of the Effective Time of the Merger minus the exercise price per share under the applicable option or warrant.

    In connection with the Merger, each of Green Equity Investors, L.P., a Delaware limited partnership, which owns 14,139,600 shares of Class A Stock and 236,664 shares of Class B Stock, and Kmart Corporation, a Michigan corporation, which owns 10,622,249 shares of Class B Stock, has entered into an agreement (each, a "Stockholder Agreement") with Rite Aid, pursuant to which each of them agreed, among other things, to vote all of its respective shares of Thrifty PayLess Common Stock in favor of the transactions contemplated by the Merger Agreement.

    Copies of the Merger Agreement and each of the Stockholder Agreements are filed herewith as Exhibits 2.1, 99.1 and 99.2, respectively. The foregoing descriptions are qualified in their entirety by reference to the full text of such exhibits.

    In connection with the Merger, Thrifty PayLess and Rite Aid have filed a Joint Proxy Statement/Prospectus relating thereto. For purposes of incorporation by reference therein of certain information contained in Thrifty PayLess' filings under the Securities Exchange Act of 1934, the Registration Statement on Form S-1 of Thrifty PayLess (File No. 333-01628), in the form filed on April 15, 1996 and declared effective by the Securities and Exchange Commission, is also filed herewith as Exhibit 99.3. Such Registration Statement contains information as of the date thereof and nothing herein is intended to create any implication that there has been no change in the affairs of Thrifty PayLess since the date thereof or that the information contained therein is correct as of any time subsequent to its date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

    (a)  Not applicable.

    (b)  Not applicable.

    (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

    2.1 Agreement and Plan of Merger, dated as of October 13, 1996, among Thrifty PayLess Holdings, Inc. and Rite Aid Corporation

    99.1 Stockholder Agreement, dated as of October 13, 1996, among Green Equity Investors, L.P., Rite Aid Corporation and certain individual stockholders of Rite Aid Corporation

    99.2 Stockholder Agreement, dated as of October 13, 1996, among Kmart Corporation, Rite Aid Corporation and certain individual stockholders of Rite Aid Corporation

    99.3 Registration Statement on Form S-1 of Thrifty PayLess Holdings, Inc. (File No. 333-01628)

                                   SIGNATURE



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THRIFTY PAYLESS HOLDINGS, INC.



                              By:        /s/ David R. Jessick
                                         ---------------------------
                                         David R. Jessick,
                                         Executive Vice President,
                                         Chief Financial Officer



Date:  October 24, 1996

                                 EXHIBIT INDEX
                                 -------------

Exhibit                       Description                                Page
-------                       -----------                                ----

2.1       Agreement and Plan of Merger, dated as of                        *
          October 13, 1996, among Thrifty PayLess
          Holdings, Inc. and Rite Aid Corporation

99.1      Stockholder Agreement, dated as of October 13, 1996,             *
          among Green Equity Investors, L.P., Rite Aid Corporation and certain individual stockholders of Rite Aid Corporation

99.2      Stockholder Agreement, dated as of October 13, 1996, among       *
          Kmart Corporation, Rite Aid Corporation and certain individual stockholders of Rite Aid Corporation.

99.3      Registration Statement on Form S-1 of Thrifty PayLess            **
          Holdings, Inc. (File No. 333-01628)


_____________
   * Incorporated by reference to the indicated exhibits from the Registration Statement on Form S-4 of Rite Aid Corporation filed on October 24, 1996, which Registration Statement contains the Joint Proxy Statement of Thrifty PayLess Holdings, Inc. and Rite Aid Corporation.

   ** Incorporated in its entirety by reference to such document filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

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